PAUZE FUNDS(TM)

                            Pauze Tombstone Fund(TM)

                               SEMI-ANNUAL REPORT

                                October 31, 1999

Dear Investor:

Thank you for investing in the Pauze Tombstone Fund(TM), the first-ever mutual fund that invests in stocks of the death care industry. In the past, the death care industry has been largely overlooked by the investing public. With the introduction of the Pauze Tombstone Fund(TM), investors are focusing in on this growth industry where U.S. and Canadian companies are leading the way towards globalization and consolidating what has been traditionally an independent funeral home dominated industry. Of the 22,500 funeral homes in the U.S., about 18% are now owned by consolidators such as Service Corporation International, the Loewen Group, Carriage Services, and Stewart Enterprises. Eager for more market share, these companies have been aggressive purchasers of funeral and cemetery properties. While purchases have slowed during the past months, it is our opinion that over the next twenty years consolidators will own over 80% of the funeral homes in the country. In addition, many of these companies are now international in scope with operations in Europe, Australia, New Zealand, and Mexico. We expect to see these companies, and other North American companies like them, dominate funeral service globally in the next two decades. As the world now turns to U.S. companies for computer chips, airplanes, personal computers, telecommunications, and energy, the world will also be turning to North American companies for funeral service.

Aside from the expansion of services offered by the consolidators, there are also the demographics of an aging "baby boomer" population in not only the United States and Canada, but in most countries that were Allies during World War II. This fact leads to strong markets overseas as well.

As you know, the Pauze Tombstone Fund, based upon the Pauze Tombstone Common Stock Index ("Index"), is composed of the common stock of public companies which service the death care industry. During this reporting period year, there were significant events that impacted the Net Asset Value of the shares of the Fund:

     o Service Corporation International ("Service Corp"), the largest funeral service company in the world, had earnings that disappointed most investors. In the current market environment, disappointing earnings will usually cause a dramatic sell-off of the shares of the company and that is what happened in the case of Service Corp. Service Corp is the largest component of the Index and generally the largest holding of the Fund. Additionally, Service Corp has been the target of numerous law suits stemming primarily from their takeover of Equity Corporation International and from officers of the firm selling shares of stock ahead of earnings announcements.

     o The Loewen Group ("Loewen"), the second largest funeral service company in the world, experienced severe financial difficulties. As a result, the stock steadily declined in price. In June, Loewen filed for Chapter 11 bankruptcy protection.

     o Stewart Enterprises also announced disappointing earnings during this reporting period. As a result, the stock declined severely.

The decline in price of the shares of Service Corporation International, the Loewen Group, and Stewart Enterprises, comprising more than fifty percent of the Pauze Tombstone Common Stock Index(TM) and generally more than fifty percent of the assets of the Fund, caused the net asset value of the shares of the Fund to decline by all most fifty percent during this reporting period.

It is our opinion that the net asset value of the shares of the Pauze Tombstone Fund(TM) will depend upon the quality of earnings of the major components of the Pauze Tombstone Common Stock Index(TM).

Again, thank you for your trust and confidence in allowing us to serve your investment needs.


                                        Philip C. Pauze, President

PAUZE TOMBSTONE FUND                                            OCTOBER 31, 1999
SCHEDULE OF INVESTMENTS                                              (UNAUDITED)
--------------------------------------------------------------------------------

  Shares                                                                 Value
  ------                                                              ----------

            COMMON STOCK - 27.54%

   1,472    Carriage Services, Inc. *                                 $   10,028

     506    Hillenbrand Industries, Inc                                   16,761

   1,575    Matthews International Corporation, Class A                   39,572

   1,420    Neptune Society, Inc *                                         8,520

     515    Rock of Ages Corporation *                                     3,283

   2,300    Service Corporation International                             21,994

   4,509    Stewart Enterprises, Inc., Class A                            21,418

   8,693    The Loewen Group, Inc.*                                        3,531

   1,045    The York Group, Inc.                                           3,919
                                                                      ----------

               Total Common Stock - (Cost $567,136)                      129,026
                                                                      ----------

            OTHER INVESTMENTS - 5.70%

  26,728    Firstar Treasury Fund (Cost $26,728)                          26,728
                                                                      ----------

            Total Investments (Cost $593,864) - 33.24%                   155,754

            Other Assets and Liabilities, net - 66.76%                   312,869
                                                                      ----------

            NET ASSETS - 100.00%                                      $  468,623
                                                                      ==========

* Non-incoming producing
See accompanying notes to financial statements.

PAUZE TOMBSTONE FUND                                            OCTOBER 31, 1999
STATEMENT OF ASSETS AND LIABILITIES                                  (UNAUDITED)
--------------------------------------------------------------------------------

Assets:
     Investments, at value (cost $593,864)                          $   155,754
     Cash                                                                 2,700
     Receivables:
         Capital shares sold                                              5,430
         Investment sold                                                344,503
         Dividends and interest                                             494
         Due from affiliates                                             17,967
     Organizational costs                                                 9,962
                                                                    -----------

               Total assets                                             536,810
                                                                    -----------
Liabilities:
      Payables:
          Payable fund shares purchased                                  64,170
          Advisory fees                                                   3,174
          Accounts payable and accrued expenses                             843
                                                                    -----------

              Total liabilities                                          68,187
                                                                    -----------

              NET ASSETS                                            $   468,623
                                                                    ===========
Net assets consist of:
    Paid-in-capital                                                 $ 1,868,871
    Accumulated deficit                                                 (11,085)
    Accumulated net realized loss on investments                       (951,053)
    Net unrealized depreciation of investments                         (438,110)
                                                                    -----------

              Net assets applicable to outstanding capital shares   $   468,623
                                                                    ===========
CLASS A:
    Net assets                                                      $   218,279
                                                                    ===========

    Shares outstanding, no par value, unlimited shares authorized        78,256
                                                                    ===========

    NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                  $      2.79
                                                                    ===========

    Offering price per share (Net asset value / 96.25%)             $      2.90
                                                                    ===========
CLASS B:
    Net assets                                                      $   250,344
                                                                    ===========

    Shares outstanding, no par value, unlimited shares authorized        91,419
                                                                    ===========

    NET ASSET VALUE, OFFERING PRICE PER SHARE                       $      2.74
                                                                    ===========

    Minimum redemption price per share (Net asset value X 96.25%)   $      2.64
                                                                    ===========

See accompanying notes to financial statements.

PAUZE TOMBSTONE FUND                   FOR THE SIX MONTHS ENDED OCTOBER 31, 1999
STATEMENT OF OPERATIONS                                              (UNAUDITED)
--------------------------------------------------------------------------------

Investment income:
     Dividend income                                                 $    6,068
     Interest income                                                      5,739
                                                                     ----------

              Total income                                               11,807
                                                                     ----------
Expenses:
     Investment advisory fees                                             1,503
     Administrative fees                                                  1,201
     Distribution fees- Class A                                             493
     Distribution fees- Class B                                           1,984
     Accounting service fees                                              1,026
     Transfer agent fees                                                    508
     Registration fees                                                    5,028
     Shareholder reporting                                                1,760
     Custodian fees                                                       1,659
     Auditing fees                                                        2,011
     Legal fees                                                             587
     Trustees' fees and expenses                                            414
     Amortization of organization expense                                 2,004
     Miscellaneous                                                        2,714
                                                                     ----------

              Total expenses                                             22,892
                                                                     ----------

NET INVESTMENT LOSS                                                     (11,085)
                                                                     ----------
Net realized and unrealized loss on investments:
     Net realized loss                                                 (300,281)
     Net unrealized depreciation                                       (127,088)
                                                                     ----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                        (427,369)
                                                                     ----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 ($ 438,454)
                                                                     ==========

See accompanying notes to financial statements.

PAUZE TOMBSTONE FUND
STATEMENT OF CHANGES IN NET ASSETS                                   (UNAUDITED)
--------------------------------------------------------------------------------

                                                  Six Months           Year
                                                     Ended            Ended
INCREASE (DECREASE) IN NET ASSETS              October 31, 1999   April 30, 1999
                                               ----------------   --------------
From operations:

     Net investment loss                          ($   11,085)      ($   19,103)
     Net realized loss                               (300,281)         (341,054)
     Net unrealized depreciation                     (127,088)         (815,278)
                                                  -----------       -----------
          Net increase (decrease) in net assets
               from operations                       (438,454)       (1,175,435)
                                                  -----------       -----------
Distributions to shareholders from:
     Net realized gains
          Class A                                          --          (162,910)
          Class B                                          --          (143,077)
                                                  -----------       -----------
                                                           --          (305,987)
                                                  -----------       -----------

Capital share transactions - net  (Note 4)           (185,861)       (2,320,562)
                                                  -----------       -----------

Net decrease in net assets                           (624,315)       (3,801,984)
Net assets at beginning of period                   1,092,938         4,894,922
                                                  -----------       -----------

NET ASSETS AT END OF PERIOD                       $   468,623       $ 1,092,938
                                                  ===========       ===========

Including accumulated deficit of:                 ($   11,085)               --
                                                  ===========       ===========

See accompanying notes to financial statements.

PAUZE TOMBSTONE FUND
FINANCIAL HIGHLIGHTS                                                 (UNAUDITED)
--------------------------------------------------------------------------------

For a capital share outstanding throughout each period indicated:

                                                               CLASS A                                  CLASS B
                                                ------------------------------------      ------------------------------------
                                                5/1/99 to      Year Ended April 30,       5/1/99 to      Year Ended April 30,
                                                              ----------------------                    ----------------------
                                                10/31/99        1999         1998 *       10/31/99        1999         1998 *
                                                --------      --------      --------      --------      --------      --------
Net asset value, beginning of period            $   5.14      $  10.71      $  10.00      $   5.03      $  10.64      $  10.00
                                                --------      --------      --------      --------      --------      --------
Income from investment operations:
     Net investment income                         (0.07)        (0.03)        (0.16)        (0.06)        (0.15)        (0.22)

     Net realized and unrealized gain (loss)
        on investments                             (2.28)        (3.95)         0.87         (2.23)        (3.87)         0.86
                                                --------      --------      --------      --------      --------      --------

Total from investment operations                   (2.35)        (3.98)         0.71         (2.29)        (4.02)         0.64
                                                --------      --------      --------      --------      --------      --------

Distributions from net realized gains                 --         (1.59)           --            --         (1.59)           --
                                                --------      --------      --------      --------      --------      --------

Net asset value, end of period                  $   2.79      $   5.14      $  10.71      $   2.74      $   5.03      $  10.64
                                                ========      ========      ========      ========      ========      ========

Total return                                    (45.72)%      (43.02)%         7.20%      (45.53)%      (43.76)%         6.49%

Ratios to Average Net Assets (a)
     Net investment loss                          -2.66%        -0.30%        -2.08%        -3.02%        -1.05%        -2.86%
     Total expenses (before waivers)               2.80%         2.06%         3.51%         3.07%         2.81%         4.25%
     Waivers (b)                                   0.00%         0.00%        -0.15%         0.00%         0.00%        -0.15%
     Net expenses                                  5.60%         2.06%         3.36%         6.13%         2.81%         4.10%
Portfolio turnover rate                             166%          278%          124%          166%          278%          124%
Net assets, end of period (000's)               $    218      $    569      $  1,419      $    250      $    524      $  3,476

*    Commencement of operations on May 6, 1997.
(a) Ratios are annualized for periods of less than one year, except for the total return ratio.
(b) Expenses waived reflect reductions to total expenses and would, similarly, decrease the net investment income ratio for the period had such reductions not occurred.

See accompanying notes to financial statements.

PAUZE TOMBSTONE FUND(TM)                                        October 31, 1999
Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION

Pauze Tombstone Fund TM (the "Fund") is a non-diversified, open-end management investment company, organized as a series of Pauze Funds (the "Trust") on January 29, 1997, and commencing operations on May 1, 1997. The Trust was organized as a Massachusetts business trust on October 15, 1993. There are currently three additional series within the Trust which are not a subject of these financial statements.

The Fund offers its shares in two classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are sold at net asset value and are subject to a maximum 3.75% contingent deferred sales charge on redemptions made within seven years of purchase.

The investment objective of the Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in all or a representative group of equity securities comprising the Pauze Tombstone Common Stock Index TM, an index of publicly traded companies providing goods and/or services to the death care sector of the economy.

The death care sector consists of companies whose primary business is concentrated in one or more of three broad categories: (1) funeral services, (2) cemetery services, (3) funeral and cemetery support goods and services. Any regulatory, demographic or other economic factor particularly affecting the death care industry could have a material adverse impact on the Fund. As a non-diversified fund, the Fund presents substantially more investment risk and potential for volatility than a mutual fund which is diversified.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION. Securities which are traded on an exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price or at its last bid price if no last sale price is available. Short-term investments with maturities of 60 days or less at the time of purchase are valued on the amortized cost basis. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. If market quotations are not readily available, or the Advisor determines the last bid price does not accurately reflect the current value or if a security is restricted, the value is determined in good faith by the Advisor, subject to review by the Board of Trustees of the Trust.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Interest income is recorded on the basis of coupon interest accrued daily adjusted for amortization of premiums and accretion of discount. Dividend income is recorded on the ex-dividend date.

PAUZE TOMBSTONE FUND(TM)                                        October 31, 1999
Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS. The Trust's policy is for the custodian to hold, as collateral for the repurchase agreement, underlying securities with a value of at least 102% of the repurchase price including accrued interest. In the event of default or bankruptcy by the other party a Fund has a right to the collateral, which may be subject to legal proceedings, for satisfaction of the obligation.

ORGANIZATIONAL COSTS. Organizational costs incurred by the Trust were capitalized and are being amortized ratably over a five-year period from commencement of operations of the Fund. If the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses.

INCOME AND EXPENSES. The Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Trust expenses are allocated based on the relative net assets of each Fund or on another reasonable basis. Class specific expenses are charged directly to such class. In calculating net asset value per share of each class, Investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated to each class of shares based on the relative net assets of each class.

FEDERAL INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on ex-dividend date. The Fund's policy is to pay dividends, if any, quarterly and capital gains distributions, if any, at least annually. The Fund distributes tax basis earnings in accordance with the minimum distribution requirements of the Internal Revenue Code, which may result in dividends or distributions in excess of financial statement (book) earnings. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

3.   INVESTMENT TRANSACTIONS

For the period ended October 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,081,177 and $866,822, respectively. At October 31, 1999, the net unrealized depreciation of investments for tax purposes was $311,022 composed of gross unrealized appreciation of $6,056 and gross unrealized depreciation of $444,166. The cost of investments for federal income tax purposes at October 31, 1999 was $593,864.

PAUZE TOMBSTONE FUND(TM)                                        October 31, 1999
Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

4.   CAPITAL SHARES TRANSACTIONS

Each class of shares has an unlimited number of no par value shares authorized. The following is a summary of capital share activity for the period indicated.

                          SIX MONTHS ENDED                   YEAR ENDED
                          OCTOBER 31, 1999                 APRIL 30, 1999
                          ----------------                 --------------

                       SHARES          AMOUNT          SHARES          AMOUNT
                    -----------     -----------     -----------     -----------
CLASS A
-------
Shares sold               2,720     $    10,012          13,785     $    92,092
Shares reinvested            --              --          19,689         162,910
Shares redeemed         (35,204)       (146,930)        (55,219)       (441,205)
                    -----------     -----------     -----------     -----------
Net decrease            (32,484)    ($  136,918)        (21,745)    ($  186,203)
                    ===========     ===========     ===========     ===========

CLASS B
-------
Shares sold               1,779     $     6,615           4,139     $    41,545
Shares reinvested            --              --          16,732         143,077
Shares redeemed         (14,585)        (55,558)       (243,176)     (2,318,981)
                    -----------     -----------     -----------     -----------
Net decrease            (12,806)    ($   48,943)       (222,305)    ($2,134,359)
                    ===========     ===========     ===========     ===========

5.   TRANSACTIONS WITH THE ADVISOR AND AFFILIATES

Pauze, Swanson & Associates Investment Advisors, Inc. d/b/a Pauze Swanson Capital Management Co. (the "Advisor"), under an Investment Advisory Agreement with the Trust in effect through October 31, 2000, furnishes management and investment advisory services to the Fund. The Fund pays a monthly management fee at the annual rate of 0.38% of its average net assets.

Effective July 1, 1999, Champion Fund Services ("Champion"), an affiliate of the Advisor, became the Administrator, Fund Accounting Agent and Transfer Agent for the Trust under a two year contract. The annual fees of $145,000, $125,000 and $90,000 plus $20 per shareholder account, respectively, and standard out-of-pocket expenses are paid monthly and allocated to the four funds in the Trust based on each fund's relative net assets. The Administrator is responsible for financial reporting, compliance monitoring and corporate management. The Fund Accounting Agent determines the net asset value per share of each Fund and provides accounting services to the Trust. The Transfer Agent provides shareholder services and is the dividend paying agent of the Trust. The fees to Champion for the period ended October 31, 1999 were $684 for Administration, $590 for Accounting services and $425 for Transfer Agency. Such services were provided by another service company in May and June and the combined fees for that period were $988.

PAUZE TOMBSTONE FUND(TM)                                        October 31, 1999
Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

5.   TRANSACTIONS WITH THE ADVISOR AND AFFILIATES (CONTINUED)

B. C. Ziegler and Company ("Distributor"), an indirect affiliate of the Advisor, became the Trust agent in connection with the distribution of Fund shares effective July 1, 1999. For the services provided, the Distributor receives an annual fee of $30,000 from the Trust. The Fund's share of this expense for the period ended October 31, 1999 was $184. The Distributor received commissions of $263 on sales of Class A shares of the Fund. Additionally, B.C. Ziegler, acting as a broker for purchases and sales of Fund investments received commissions of $3,974.

Independent trustees each receive an annual fee of $11,000 from the Trust plus $500 per meeting and out-of-pocket expenses. Certain employees of the Advisor and Champion are trustees and officers of the Trust but receive no compensation from the Trust.

The Trust has adopted a plan of distribution under Rule 12b-1 of the Investment Company Act of 1940 for the Fund, with separate provisions for each class of shares. The Advisor, for its distribution related services and expenses, receives a 12b-1 fee at an annual rate of 0.25% of the Fund's average net assets. Additionally, the Advisor receives a 12b-1 annual fee of 0.75% of the average net assets of Class B shares as compensation for fees the Advisor paid to broker-dealers. All fees are paid monthly. Under the plan, the Advisor bears all distribution expenses of the Fund in excess of the 12b-1 fees, however, the fees received by the Advisor for any class of shares during any year may be more or less than its distribution related costs.

                                 PAUZE FUNDS(TM)

          RESULTS OF SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 8, 1999

A special meeting of the Shareholders of the Pauze Funds(TM) was held on October 8, 1999.

The first matter voted upon was the election of Trustees. The results were as follows:

Nominee                   Votes For            Votes Against          Abstaining
-------                   ---------            -------------          ----------

Patricia S. Dobson      7,112,257.136            1,340.098              8,759

Philip C. Pauze         7,112,049.069            1,548.165              8,756

Robert J. Pierce        7,112,257.136            1,340.098              8,756

Gordon Anderson, Wayne Collins, and Paul Hilbert each continued their term of office as director after the special meeting.

The next matter voted upon was the ratification of the selection of Tait, Weller & Baker as independent accounts for the Trust for the fiscal year ending April 30, 2000. The Shareholders ratified the selection and the results of the voting were as follows:

Fund                      Votes For            Votes Against          Abstaining
----                      ---------            -------------          ----------

Tombstone Fund           119,493.178             1,010.148             8,437.794